                                 EXHIBIT 4(g)11

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 2,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By        /s/ Noam Lotan
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

  /s/ Shlomo Margalit
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 2,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:


OSCAR GRUSS & SONS
- -------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
1/7/96                                             1/7/96
- ---------------------------------------          ------------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,___________________shares of MRV Communications, Inc., and herewith makes payment of $______________therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to________________________, whose address(es) is(are):
______________________________dated __________________________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)12

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 1,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By          Noam Lotan
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

     Shlomo Margalit
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 1,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:


NORTHVIEW TRADING
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
1/7/96                                             1/7/96
- --------------------------------------           ------------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,____________ shares of MRV Communications, Inc., and herewith makes payment of $______________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to _________________________ , whose address(es) is(are):
________________________________ dated__________________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)13

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 2,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By /s/ Noam Lotan
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

/s/ Shlomo Margalit
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 2,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:

HEIDRON ENGLER
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
1/7/96                                             1/7/96
- --------------------------------------           ------------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,____________ shares of MRV Communications, Inc., and herewith makes payment of $_________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to_______________________, whose address(es)
is(are):____________________ dated ____________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)14

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 2,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By /s/ Noam Lotan
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

/s/ Shlomo Margalit
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 2,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:

ROBERT COANE
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
1/7/96                                             1/7/96
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,____________ shares of MRV Communications, Inc., and herewith makes payment of $_________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to ________________________, whose address(es)
is(are):____________________ dated_____________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)15

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 1,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By /s/ NOAM LOTAN
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

/s/ SHLOMO MARGALIT
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 1,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:

JEANETTE COANE CUST FOR ROBERT COANE JR
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
1/7/96                                             1/7/96
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,____________ shares of MRV Communications, Inc., and herewith makes payment of $_________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to _________________________, whose address(es) is(are):
____________________dated____________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)16

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 1,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend OR distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

         Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By      /s/  NOAM LOTAN
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

  /s/ SHLOMO MARGALIT
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 1,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:

JEANETTE COANE CUST FOR MARY COANE
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
1/7/96                                             1/7/96
- --------------------------------------           ------------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________shares of MRV Communications, Inc., and herewith makes payment of $_________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to _________________________, whose address(es)
is(are):____________________ dated_____________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)17

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 1,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By /s/ NOAM LOTAN
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

/s/ SHLOMO MARGALIT
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 1,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:

JEANETTE COANE CUST FOR KEVIN COANE
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
1/7/96                                             1/7/96
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________ shares of MRV Communications, Inc., and herewith makes payment of $____________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to _______________________, whose address(es) is(are):____________________ dated____________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)18

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 17,500 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets, of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duty authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By /s/ NOAM LOTAN
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

/s/ SHLOMO MARGALIT
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 17,500 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:

DARYL HAGLER
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
12/5/95                                            12/30/95
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)

The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________shares of MRV Communications, Inc., and herewith makes payment of $____________therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to ________________________, whose address(es) is(are):____________________ dated____________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)19

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 5,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock Which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.


                                       By       /s/ NOAM LOTAN
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

  /s/ SHLOMO MARGALIT
- -------------------------
     Shlomo Margalit


Assignment

This warrant for the purchase of 5,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:

TIMOTHY ESSAYE
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
12/5/95                                            12/30/95
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)

The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________shares of MRV Communications, Inc., and herewith makes payment of $____________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to _________________________, whose address(es) is(are):____________________ dated____________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)20

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 2,500 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.


                                       MRV COMMUNICATIONS, INC.


                                       By       /s/ NOAM LOTAN
                                         ---------------------------------
                                              Noam Lotan, President


Corporate Seal


ATTEST:

  /s/ SHLOMO MARGALIT
- -------------------------
Shlomo Margalit


Assignment

This warrant for the purchase of 2,500 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:

OSCAR GRUSS & SONS
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
12/5/95                                            12/30/95
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________shares of MRV Communications, Inc., and herewith makes payment of $____________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to _________________________, whose address(es) is(are):____________________ dated____________________


- ------------------------
signature


- ------------------------
address

                                 EXHIBIT 4(g)21

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 1,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.


                                       MRV COMMUNICATIONS, INC.


                                       By     /s/ NOAM LOTAN
                                         ----------------------------
                                            Noam Lotan, President


Corporate Seal



ATTEST:



  /s/ SHLOMO MARGALIT
- ------------------------
    Shlomo Margalit




Assignment

This warrant for the purchase of 1,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:


DAVID KOCH
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
12/5/95                                            12/30/95
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________shares of MRV Communications, Inc., and herewith makes payment of $____________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to ________________________, whose address(es) is (are):
____________________dated____________________



- ------------------------
signature



- ------------------------
address

                                 EXHIBIT 4(g)22

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 20,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.



                                       By    /s/ NOAM LOTAN
                                         ----------------------------
                                            Noam Lotan, President





Corporate Seal



ATTEST:



/s/ SHLOMO MARGALIT
- ------------------------
Shlomo Margalit




Assignment

This warrant for the purchase of 20,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:


BILL MUSSER
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
12/5/95                                            12/30/95
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant,, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________shares of MRV Communications, Inc., and herewith makes payment of $____________therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to ________________________, whose address(es) is(are):____________________ dated____________________



- ------------------------
signature



- ------------------------
address

                                 EXHIBIT 4(g)23

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $14 3/4 during the period of "exercisability", as hereinafter defined up to 4,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.


                                       MRV COMMUNICATIONS, INC.


                                       By /s/ NOAM LOTAN
                                         ----------------------------
                                            Noam Lotan, President

Corporate Seal



ATTEST:



/s/ SHLOMO MARGALIT
- ------------------------
Shlomo Margalit




Assignment

This warrant for the purchase of 4,000 shares at $14.75 of MRV Communications, Inc. Common Stock is hereby assigned to:


ISABELLE ORLANSKY
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
12/5/95                                            12/30/95
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ____________shares of MRV Communications, Inc., and herewith makes payment of $____________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to ______________________whose address(es) is(are):_____________________ dated____________________



- ------------------------
signature



- ------------------------
address

                                 EXHIBIT 4(g)24

                                 GALCOM WARRANT

This Warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated April 19, 1995 by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd. ("Galcom"). The exercisability of the Warrant is expressly contingent upon the continued and faithful performance by Galcom of its obligations under the Agreement.

         MRV hereby grants:

         1. Galcom the right to purchase from MRV at a price of $22.125 during the period of "exercisability", as hereinafter defined up to 15,000 shares of MRV Commons Stock. The period of exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof at close of business on the last date which is the fifth anniversary date from the date hereof.

         2. The rights granted hereunder to Galcom may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement and understands that the exercisability of this Warrant is contingent upon the full and faithful performance by Galcom of its obligations under the Agreement. Provided such conditions are met, MRV shall not unreasonably withhold its consent to any such assignment or transfer.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Galcom shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the exercisability period, at any time in whole or in part be the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the abovementioned Purchase Form together with applicable stock transfer taxes, if any and delivery to MRV of a duly executed agreement signed by the person(s) designated in the Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Galcom within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

         In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require and increase or decrease of at least five cents in such price.

Galcom acknowledges that the Warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

In witness whereof MRV Communications, Inc. has caused this Warrant to be signed by its duly authorized officers under its Corporate Seal and this Warrant to be dated May 1, 1995.

                                       MRV COMMUNICATIONS, INC.



                                       By      /s/ NOAM LOTAN
                                          ---------------------------
                                             Noam Lotan, President



Corporate Seal



ATTEST:



 /s/  SHLOMO MARGALIT
- ------------------------
Shlomo Margalit





Assignment

This warrant for the purchase of 15,000 shares at $22.125 of MRV
Communications, Inc.  Common Stock is hereby assigned to:


ISABELLE ORLANSKY
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY JOSEPH ADIR
1/23/96                                            1/23/96
- --------------------------------------           -----------------------------
                             Title               Date

Galcom Networking Ltd.

Purchase Form


(to be signed only upon exercise of Warrant)


The undersigned, the holder of the forgoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _____________shares of MRV Communications, Inc., and herewith makes payment of $____________ therefore, and requests that the Warrants and certificates for shares of Common Stock be issued in the name(s) of, and delivered to ________________________, whose address(es) is(are):____________________ dated____________________



- ------------------------
signature




- ------------------------
address

                                 EXHIBIT 4(g)25

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd.

MRV hereby grants:

         1. Henry Telner the right to purchase from MRV at a price of $14.25 during the period of "Exercisability", as hereinafter defined up to 2,500 shares of MRV Common Stock. The period of Exercisability shall commence on July 13, 1995 and shall terminate (5) years from July 13, 1995.

         2. The rights granted hereunder to Henry Telner may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, the Warrantholder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding ten
(10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of

Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Warrantholder acknowledges that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. MRV agrees to register with the Securities Exchange Commission, at MRV's expense, the shares underlying the warrants prior to January 13, 1996. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

                                        MRV COMMUNICATIONS, INC.



                                        By    /s/  NOAM LOTAN
                                          -----------------------------
                                          Noam Lotan, President




Corporate Seal

Attest:



       /s/  SHLOMO MARGALIT
- --------------------------------------
Shlomo Margalit, Chairman of the Board


Assignment

This Warrant for the purchase of 2,500 shares at $14.25 of MRV Communications, Inc. Common Stock is hereby assigned to:


NORTHVIEW TRADING
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY HENRI TELNER
1/23/96                                     1/23/96
- -----------------------------          -----------------
Henri Telner                           Date

                                 EXHIBIT 4(g)26

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd.

MRV hereby grants:

         1. Henry Telner the right to purchase from MRV at a price of $14.25 during the period of "Exercisability", as hereinafter defined up to 1,000 shares of MRV Common Stock. The period of Exercisability shall commence on July 13, 1995 and shall terminate (5) years from July 13, 1995.

         2. The rights granted hereunder to Henry Telner may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, the Warrantholder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding ten
(10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder,

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of

Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Warrantholder acknowledges that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. MRV agrees to register with the Securities Exchange Commission, at MRV's expense, the shares underlying the warrants prior to January 13, 1996. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

                                        MRV COMMUNICATIONS, INC.



                                        By      /s/ NOAM LOTAN
                                          -----------------------------
                                              Noam Lotan, President




Corporate Seal

Attest:



        s/ SHLOMO MARGALIT
- --------------------------------------
Shlomo Margalit, Chairman of the Board


Assignment

This Warrant for the purchase of 1,000 shares at $14.25 of MRV Communications, Inc. Common Stock is hereby assigned to:


DARA KIELY
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY HENRI TELNER
1/23/96                                     1/23/96
- -----------------------------          -----------------
Henri Telner                           Date

                                 EXHIBIT 4(g)27

                                    WARRANT

This warrant is given in consideration of the entering Agreement, hereinafter referred to as the "Agreement", by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd.

MRV hereby grants:

         1. Henry Telner the right to purchase from MRV at a price of $14.25 during the period of "Exercisability", as hereinafter defined up to 1,500 shares of MRV Common Stock. The period of Exercisability shall commence on July 13, 1995 and shall terminate (5) years from July 13, 1995.

         2. The rights granted hereunder to Henry Telner may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, the Warrantholder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding ten
(10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of of that certain Asset Purchase

Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, lie would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Warrantholder acknowledges that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. MRV agrees to register with the Securities Exchange Commission, at MRV's expense, the shares underlying the warrants prior to January 13, 1996. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

                                        MRV COMMUNICATIONS, INC.



                                        By       s/ NOAM LOTAN
                                          -----------------------------
                                              Noam Lotan, President




Corporate Seal

Attest:



       /s/ SHLOMO MARGALIT
- --------------------------------------
Shlomo Margalit, Chairman of the Board


Assignment

This Warrant for the purchase of 1,500 shares at $14.25 of MRV Communications, Inc. Common Stock is hereby assigned to:


JAMES POWERS
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY HENRI TELNER
1/23/96                                    1/23/96
- -----------------------------          -----------------
Henri Telner                           Date

                                 EXHIBIT 4(g)28

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd.

MRV hereby grants:

         1. Henry Telner the right to purchase from MRV at a price of $14.25 during the period of "Exercisability", as hereinafter defined up to 2,500 shares of MRV Common Stock. The period of Exercisability shall commence on July 13, 1995 and shall terminate (5) years from July 13, 1995.

         2. The rights granted hereunder to Henry Telner may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, the Warrantholder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding ten
(10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of

Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Warrantholder acknowledges that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. MRV agrees to register with the Securities Exchange Commission, at MRV's expense, the shares underlying the warrants prior to January 13, 1996. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

                                        MRV COMMUNICATIONS, INC.



                                        By    /s/  NOAM LOTAN
                                          -----------------------------
                                          Noam Lotan, President




Corporate Seal

Attest:



       /s/  SHLOMO MARGALIT
- --------------------------------------
Shlomo Margalit, Chairman of the Board


Assignment

This Warrant for the purchase of 2,500 shares at $14.25 of MRV Communications, Inc. Common Stock is hereby assigned to:


STEVEN ROSNER
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY HENRI TELNER
1/23/96                                    1/23/96
- -----------------------------          -----------------
Henri Telner                           Date

                                 EXHIBIT 4(g)29

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", by and between MRV Communications, Inc. ("MRV") and Galcom Networking, Ltd.

MRV hereby grants:

         1. Henry Telner the right to purchase from MRV at a price of $14.25 during the period of "Exercisability", as hereinafter defined up to 500 shares of MRV Common Stock. The period of Exercisability shall commence on July 13, 1995 and shall terminate (5) years from July B, 1995.

         2. The rights granted hereunder to Henry Telner may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, the Warrantholder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding ten
(10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of

Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and tile exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, lie would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents In such price.

Warrantholder acknowledges that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. MRV agrees to register with the Securities Exchange Commission, at MRV's expense, the shares underlying the warrants prior to January 13, 1996. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

                                        MRV COMMUNICATIONS, INC.



                                        By      /s/ NOAM LOTAN
                                          -----------------------------
                                          Noam Lotan, President




Corporate Seal

Attest:



        /s/ SHLOMO MARGALIT
- --------------------------------------
Shlomo Margalit, Chairman of the Board


Assignment

This Warrant for the purchase of 500 shares at $14.25 of MRV Communications, Inc. Common Stock is hereby assigned to:


TERRENCE P. LAMBERT
- ------------------------------------------------------------------------------
ASSIGNED FROM WARRANTS
ASSIGNED BY HENRI TELNER
1/23/96                                    1/23/96
- -----------------------------          -----------------
Henri Telner                           Date

                                 EXHIBIT 4(g)30

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 1,500 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.

       /s/ NOAM LOTAN                   6/29/95
- -----------------------------          --------------------
Noam Lotan                             Date
President & CEO

                                                             Corporate
                                                             Seal

     /s/ SHLOMO MARGALIT                6/29/95
- -----------------------------          --------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of 1,500 shares at $9.15 of MRV Communications. Inc. Common Stock is hereby assigned to:

     MARK RIEZ
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV, /SIG./ , CFO 4/28/96.

- --------------------------------------------------         ---------------
Name                                         Title             Date

- --------------------------------------------------         ---------------
Name                                         Title             Date

                                 EXHIBIT 4(g)31

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others.

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 2,450 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.


/s/ NOAM LOTAN                           6/29/95
- -----------------------------          --------------------
Noam Lotan                             Date
President & CEO

                                                             Corporate
                                                             Seal

/s/ DR SHLOMO MARGALIT                   6/29/95
- -----------------------------          --------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of 2,450 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:


    JAMES C. POWERS
- ------------------------------------------------------------------------------

The Receivers:

Original Assignment on file with MRV, /SIG./, CFO 4/23/96.


- --------------------------------------------------         ---------------
Name                                         Title             Date

- --------------------------------------------------         ---------------
Name                                         Title             Date

                                 EXHIBIT 4(g)32

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others.

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 1,500 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.


 /s/  NOAM LOTAN                         6/29/95
- -----------------------------          --------------------
Noam Lotan                             Date
President & CEO

                                                             Corporate
                                                             Seal

 /s/ DR SHLOMO MARGALIT                  6/29/95
- -----------------------------          --------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of 1,500 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:


    JAY TUCKER
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV, /SIG./, CFO 4/23/96

- --------------------------------------------------         ---------------
Name                                         Title            Date


- --------------------------------------------------         ---------------
Name                                         Title            Date

                                 EXHIBIT 4(g)33

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others.

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 2,550 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                           6/29/95
- -----------------------------          --------------------
Noam Lotan                             Date
President & CEO

                                                             Corporate
                                                             Seal

/s/ DR SHLOMO MARGALIT                   6/29/95
- -----------------------------          --------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of 2,550 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:


    BARKER LEE & CO
- ------------------------------------------------------------------------------

The Receivers:

Original Assignment on file with MRV, /SIG/ , CFO 4/28/96


- --------------------------------------------------         ---------------
Name                                         Title            Date

- --------------------------------------------------         ---------------
Name                                         Title            Date

                                 EXHIBIT 4(g)34

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others.

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 2,250 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                           6/29/95
- -----------------------------          --------------------
Noam Lotan                             Date
President & CEO

                                                             Corporate
                                                             Seal

/s/ DR SHLOMO MARGALIT                   6/29/95
- -----------------------------          --------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of 2,250 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    J.M.R. BARKER FOUNDATION
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV, /SIG/ , CFO 4/23/96

- --------------------------------------------------         ---------------
Name                                         Title             Date


- --------------------------------------------------         ---------------
Name                                         Title             Date

                                 EXHIBIT 4(g)46

                                 EXHIBIT 4(g)35

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others.

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 600 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                           6/29/95
- -----------------------------          --------------------
Noam Lotan                             Date
President & CEO

                                                             Corporate
                                                             Seal

/s/ DR SHLOMO MARGALIT                   6/29/95
- -----------------------------          --------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of 600 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:


    QUAKER HILL ASSOCIATES, L.P.
- ------------------------------------------------------------------------------

The Receivers:

Original Assignment on file with MRV, /SIG/ , CFO 4/23/96.

- --------------------------------------------------         ---------------
Name                                          Title            Date


- --------------------------------------------------         ---------------
Name                                          Title            Date

                                 EXHIBIT 4(g)36

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others.

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 1,350 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above- mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the wan-ant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this the Agreement to which it attaches.



/s/ NOAM LOTAN                           6/29/95
- -----------------------------          --------------------
Noam Lotan                             Date
President & CEO

                                                             Corporate
                                                             Seal

/s/ DR SHLOMO MARGALIT                   6/29/95
- -----------------------------          --------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of 1,350 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:


    UPLAND ASSOCIATES, L.P.
- ------------------------------------------------------------------------------

The Receiver:

Original Assignment on file with MRV, /SIG/ , CFO 4/23/96.
- --------------------------------------------------         ---------------
Name                                         Title              Date


- --------------------------------------------------         ---------------
Name                                         Title              Date

                                 EXHIBIT 4(g)37

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 3,750 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.


/s/ NOAM LOTAN                            6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR. SHLOMO MARGALIT                   6/29/95
- -----------------------------          -----------------------
Dr. Shlomo Margalit                    Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 3,750 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    NAMAKAGON ASSOCIATES, L.P.
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV, /SIG/ , CFO 4/23/96

- -----------------------------------------------------      ---------------
Name                                            Title      Date


- -----------------------------------------------------      ---------------
Name                                            Title      Date

                                 EXHIBIT 4(g)38

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 750 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                            6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

 /s/ DR SHLOMO MARGALIT                  6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of 750 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    DAVID KOCH
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV,  /SIG/   , CFO MRV Communications, Inc.

- -----------------------------------------------------      ---------------
Name                                            Title      Date

                                                              4/23/96
- -----------------------------------------------------      ---------------
Name                                            Title      Date

                                EXHIBIT 4(g) 39

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 7,500 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

       2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/   NOAM LOTAN                          6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/  DR SHLOMO MARGALIT                  6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 7,500 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:



    JEAN MICHELE NAHON
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV,   /SIG/    , CFO MRV Communications, Inc.


- --------------------------------------------------         ---------------
Name                                         Title         Date

                                                               4/23/96
- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)40

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 2,250 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/   NOAM LOTAN                          6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

 /s/ DR SHLOMO MARGALIT                   6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 2,250 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:


    LUCIEN SELLE
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV,  /SIG/   , CFO MRV Communications, Inc.


- --------------------------------------------------         ---------------
Name                                        Title          Date

                                                               4/23/96
- --------------------------------------------------         ---------------
Name                                        Title          Date

                                 EXHIBIT 4(g)41

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 30,000 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                            6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                            [Corporate Seal]


DR SHLOMO MARGALIT                      6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 30,000 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    PERLMAN ASSOCIATES
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV,   [SIG]   , CFO MRV Communications, Inc.


- --------------------------------------------------         ---------------
Name                                        Title          Date

                                                               4/23/96
- --------------------------------------------------         ---------------
Name                                        Title          Date

                                 EXHIBIT 4(g)42

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 15,000 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Wan-ant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other fights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the wan-ant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.

/s/ NOAM LOTAN                         6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR. SHLOMO MARGALIT                6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 15,000 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    J.J. NEWPORT
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV, /SIG./, CFO MRV Communications, Inc.

- --------------------------------------------------         ---------------
Name                                        Title          Date 4/23/96


- --------------------------------------------------         ---------------
Name                                        Title          Date

                                 EXHIBIT 4(g)43

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 3,750 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The fights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                            6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR SHLOMO MARGALIT                    6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 3,750 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    JAMES C. POWERS
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV, /SIG/, CFO
MRV Communications, Inc.

                                                              4/23/96
- --------------------------------------------------         ---------------
Name                                        Title          Date


- --------------------------------------------------         ---------------
Name                                        Title          Date

                                 EXHIBIT 4(g)44

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 3,000 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                            6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR SHLOMO MARGALIT                    6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 3,000 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    JAY TUCKER
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV, /SIG/, CFO
MRV Communications, Inc.


- --------------------------------------------------         ---------------
Name                                        Title          Date

                                                               4/23/96
- --------------------------------------------------         ---------------
Name                                        Title          Date

                                 EXHIBIT 4(g)45

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 1,200 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



NOAM LOTAN                                6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

DR SHLOMO MARGALIT                        6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 1,200 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    DANIEL PERLMAN
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV,   [SIG]   , CFO MRV Communications, Inc.

- --------------------------------------------------         ---------------
Name                                        Title          Date

                                                               4/23/96
- --------------------------------------------------         ---------------
Name                                        Title          Date

                                 EXHIBIT 4(g)46

                                 EXHIBIT 4(g)57

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others

MRV hereby grants:

         1. Dr Lipa Meir & Alon Cohen ("The Receivers") the right to purchase from MRV at a price of $9.15 during the period of "Exercisability", as hereinafter defined up to 600 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date hereof.

         2. The rights granted hereunder to The Receivers may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Receivers shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to GME within a reasonable time, not exceeding ten (10) days after the rights represented by this Wan-ant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Receivers acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



NOAM LOTAN                                6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

DR SHLOMO MARGALIT                        6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of 600 shares at $9.15 of MRV Communications, Inc. Common Stock is hereby assigned to:

    BANK OF THE WEST TRUSTEE ACCT: MIXON
- ------------------------------------------------------------------------------

The Receivers:

Original assignment on file with MRV,   [SIG]   , CFO MRV Communications, Inc.

- --------------------------------------------------         ---------------
Name                                         Title         Date

                                                               4/23/96
- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)47

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others ("ACE")

MRV hereby grants:

         1. Tom Callahan the right to purchase from MRV at a price of $9.147 during the period of "Exercisability", as hereinafter defined up to 1,500 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to Tom Callahan may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Tom Callahan shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Tom Callahan within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Tom Callahan acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                             6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR SHLOMO MARGALIT                     6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of___________ shares at $9.147 of MRV Communications, Inc. Common Stock is hereby assigned to:


- --------------------------------------------------         ---------------
Name                                         Title         Date


- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)48

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others ("ACE")

MRV hereby grants:

         1. CUS Trust the right to purchase from MRV at a price of $9.147 during the period of "Exercisability", as hereinafter defined up to 10,000 shares of MRV Common Stock. The period of Exercisability shall commence six
(6) months from the date hereof and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to CUS Trust may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Everest Capital International, Ltd shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to CUS Trust within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this Warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

CUS Trust acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



 /s/ NOAM LOTAN                              6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

 /s/ DR SHLOMO MARGALIT                      6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of____________shares at $9.147 of MRV Communications, Inc. Common Stock is hereby assigned to:


- --------------------------------------------------         ---------------
Name                                         Title         Date


- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)49

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others ("ACE")

MRV hereby grants:

         1. Alvarado Partners L.P. the right to purchase from MRV at a price of $9.147 during the period of "Exercisability", as hereinafter defined up to 10,000 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to Alvarado Partners L.P. may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Alvarado Partners L.P. shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Alvarado Partners L.P. within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Alvarado Partners L.P. acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



  /s/ NOAM LOTAN                          6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

 /s/ DR SHLOMO MARGALIT                   6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of___________ shares at $9.147 of MRV Communications, Inc. Common Stock is hereby assigned to:



- --------------------------------------------------         ---------------
Name                                         Title         Date


- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)50

                                    WARRANT

This warrant is given in consideration of the entering into of that certain Asset Purchase Agreement, hereinafter referred to as the "Agreement", dated 29 June, 1995 by and between MRV Communications, Inc. ("MRV") and ACE 400 Communications, Ltd; North Hills Israel, Ltd and others ("ACE")

MRV hereby grants:

         1. Perlman Associates the right to purchase from MRV at a price of $9.147 during the period of "Exercisability", as hereinafter defined up to 7,500 shares of MRV Common Stock. The period of Exercisability shall commence six (6) months from the date hereof and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to Perlman Associates may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Perlman Associates shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this Warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Perlman Associates within a reasonable time, not exceeding ten
(10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Perlman Associates acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                            6/29/95
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR SHLOMO MARGALIT                    6/29/95
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of____________shares at $9.147 of MRV Communications, Inc. Common Stock is hereby assigned to:



- --------------------------------------------------         ---------------
Name                                         Title         Date


- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)51

                                    WARRANT

This warrant is given in consideration of certain rights and the recognition of certain business relationships by and between MRV Communications, Inc. ("MRV") and Sergio Ciambelini, Elio Bianchi, Barbara Pedrazzani and Rodolfo Casieri ("Ciambelini and Associates").

MRV hereby grants:

         1. The Excelsior Fund (Transferred from Ciambelini & Associates) the right to purchase from MRV at a price of $16.833 during the period of "Exercisability", as hereinafter defined up to 50,000 shares of MRV Common Stock. The period of Exercisability shall commence on the date of the granting of this warrant and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to The Excelsior Fund(Transferred from Ciambelini & Associates) may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, The Excelsior Fund (Transferred from Ciambelini & Associates) shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to The Excelsior Fund (Transferred from Ciambelini & Associates) within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

The Excelsior Fund (Transferred from Ciambelini & Associates) acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                            1/10/96
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR SHLOMO MARGALIT                    1/10/96
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of_____________ shares at $16.833 of MRV Communications, Inc. Common Stock is hereby assigned to:

- ------------------------------------------------------------------------------

The Excelsior Fund


- --------------------------------------------------         ---------------
Name                                         Title         Date


- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)52

                                    WARRANT

This warrant is given in consideration of certain rights and the recognition of certain business relationships by and between MRV Communications, Inc. ("MRV") and Sergio Ciambelini, Elio Bianchi, Barbara Pedrazzani and Rodolfo Casieri ("Ciambelini and Associates").

MRV hereby grants:

         1. Jim Powers (Transferred from Ciambelini & Associates) the right to purchase from MRV at a price of $16.833 during the period of "Exercisability", as hereinafter defined up to 1,000 shares of MRV Common Stock. The period of Exercisability shall commence on the date of the granting of this warrant and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to Jim Powers (Transferred from Ciambelini & Associates) may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Jim Powers (Transferred from Ciambelini & Associates) shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Jim Powers (Transferred from Ciambelini & Associates) within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Jim Powers (Transferred from Ciambelini & Associates) acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                            1/10/96
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR SHLOMO MARGALIT                    1/10/96
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of__________shares at $16.833 of MRV Communications, Inc. Common Stock is hereby assigned to:

- ------------------------------------------------------------------------------

Jim Powers

- --------------------------------------------------         ---------------
Name                                         Title         Date


- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)53

                                    WARRANT

This warrant is given in consideration of certain rights and the recognition of certain business relationships by and between MRV Communications, Inc. ("MRV") and Sergio Ciambelini, Elio Bianchi, Barbara Pedrazzani and Rodolfo Casieri ("Ciambelini and Associates").

MRV hereby grants:

         1. J. Steven Emerson (Transferred from Ciambelini & Associates) the right to purchase from MRV at a price of $16.833 during the period of "Exercisability", as hereinafter defined up to 5,000 shares of MRV Common Stock. The period of Exercisability shall commence on the date of the granting of this warrant and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to J. Steven Emerson (Transferred from Ciambelini & Associates) may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, J. Steven Emerson (Transferred from Ciambelini & Associates) shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to J. Steven Emerson (Transferred from Ciambelini & Associates) within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder off MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

J. Steven Emerson (Transferred from Ciambelini & Associates) acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/ NOAM LOTAN                            1/10/96
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/ DR SHLOMO MARGALIT                    1/10/96
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of_______________ shares at $16.833 of MRV Communications, Inc. Common Stock is hereby assigned to:

- ------------------------------------------------------------------------------

J. Steven Emerson


- --------------------------------------------------         ---------------
Name                                         Title         Date


- --------------------------------------------------         ---------------
Name                                         Title         Date

                                 EXHIBIT 4(g)54

                                    WARRANT

This warrant is given in consideration of certain rights and the recognition of certain business relationships by and between MRV Communications, Inc. ("MRV") and Sergio Ciambelini, Elio Bianchi, Barbara Pedrazzani and Rodolfo Casieri ("Ciambelini and Associates").

MRV hereby grants:

         1. Banquede Gastion G De Rothschild Luxembourg (Transferred from Ciambelini & Associates) the right to purchase from MRV at a price of $16.833 during the period of "Exercisability", as hereinafter defined up to 5,000 shares of MRV Common Stock. The period of Exercisability shall commence on the date of the granting of this warrant and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to J. Steven Emerson (Transferred from Ciambelini & Associates) may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Banquede Gastion G De Rothschild Luxembourg (Transferred from Ciambelini & Associates) shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Banquede Gastion G De Rothschild Luxembourg (Transferred from Ciambelini & Associates) within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Banquede Gastion G De Rothschild Luxembourg (Transferred from Ciambelini & Associates) acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/  NOAM LOTAN                          1/10/96
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/  SHLOMO MARGALIT                     1/10/96
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------
ASSIGNMENT

This warrant for the purchase of______________ shares at $16.833 of MRV Communications, Inc. Common Stock is hereby assigned to:

- ------------------------------------------------------------------------------

Banque de Gastion G De Rothschild Luxenbourg


- --------------------------------------------------         ---------------
Name                                        Title          Date


- --------------------------------------------------         ---------------
Name                                        Title          Date

                                 EXHIBIT 4(g)55

                                    WARRANT

This warrant is given in consideration of certain rights and the recognition of certain business relationships by and between MRV Communications, Inc. ("MRV") and Sergio Ciambelini, Elio Bianchi, Barbara Pedrazzani and Rodolfo Casieri ("Ciambelini and Associates").

MRV hereby grants:

         1. Joel Packer (Transferred from Ciambelini & Associates) the right to purchase from MRV at a price of $16.833 during the period of "Exercisability", as hereinafter defined up to 3,000 shares of MRV Common Stock. The period of Exercisability shall commence on the date of the granting of this warrant and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to Joel Packer (Transferred from Ciambelini & Associates) may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Joel Packer (Transferred from Ciambelini & Associates) shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Joel Packer (Transferred from Ciambelini & Associates) within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Joel Packer (Transferred from Ciambelini & Associates) acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



  /s/  NOAM LOTAN                        1/10/96
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

  /s/  DR SHLOMO MARGALIT                1/10/96
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of________________ shares at $16.833 of MRV Communications, Inc. Common Stock is hereby assigned to:

- ------------------------------------------------------------------------------

Joel Packer:


- --------------------------------------------------         ---------------
Name                                        Title          Date


- --------------------------------------------------         ---------------
Name                                        Title          Date

                                EXHIBIT 4(g)56

                                    WARRANT

This warrant is given in consideration of certain rights and the recognition of certain business relationships by and between MRV Communications, Inc. ("MRV") and Sergio Ciambelini, Elio Bianchi, Barbara Pedrazzani and Rodolfo Casieri ("Ciambelini and Associates").

MRV hereby grants:

         1. Banque Privee Edmond de Rothschild S.A./Geneva (Transferred from Ciambelini & Associates) the right to purchase from MRV at a price of $16.833 during the period of "Exercisability", as hereinafter defined up to 50,000 shares of MRV Common Stock. The period of Exercisability shall commence on the date of the granting of this warrant and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to Banque Privee Edmond de Rothschild S.A./Geneva may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Banque Privee Edmond de Rothschild S.A./Geneva (Transferred from Ciambelini & Associates) shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Banque Privee Edmond de Rothschild S.A./Geneva (Transferred from Ciambelini & Associates) within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Banque Privee Edmond de Rothschild S.A./Geneva (Transferred from Ciambelini & Associates) acknowledge that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates,

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



/s/  NOAM LOTAN                           1/10/96
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/  DR SHLOMO MARGALIT                  1/10/96
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of____________ shares at $16.833 of MRV Communications, Inc. Common Stock is hereby assigned to:

- ------------------------------------------------------------------------------

Banque Privee Edmond de
Rothschild S.A./Geneva


- --------------------------------------------------         ---------------
Name                                       Title           Date


- --------------------------------------------------         ---------------
Name                                       Title           Date

                                 EXHIBIT 4(g)57

                                    WARRANT

This warrant is given in consideration of certain rights and the recognition of certain business relationships by and between MRV Communications, Inc. ("MRV") and Sergio Ciambelini, Elio Bianchi, Barbara Pedrazzani and Rodolfo Casieri ("Ciambelini and Associates").

MRV hereby grants:

         1. Sergio Ciambelini the right to purchase from MRV at a price of $25.25 during the period of "Exercisability", as hereinafter defined up to 10,000 shares of MRV Common Stock. The period of Exercisability shall commence on the date of the granting of this warrant and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to Sergio Ciambelini may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Sergio Ciambelini shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Sergio Ciambelini within a reasonable time, not exceeding ten
(10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Sergio Ciambelini acknowledges that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this the Agreement to which it attaches.



/s/   NOAM LOTAN                         1/10/96
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

/s/  DR SHLOMO MARGALIT                  1/10/96
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of________________ shares at $25.25 of MRV Communications, Inc. Common Stock is hereby assigned to:

- ------------------------------------------------------------------------------

Ciambelini and Associates:


- --------------------------------------------------         ---------------
Name                                       Title           Date


- --------------------------------------------------         ---------------
Name                                       Title           Date

                                 EXHIBIT 4(g)58

                                    WARRANT

This warrant is given in consideration of certain rights and the recognition of certain business relationships by and between MRV Communications, Inc. ("MRV") and Sergio Ciambelini, Elio Bianchi, Barbara Pedrazzani and Rodolfo Casieri ("Ciambelini and Associates").

MRV hereby grants:

         1. Elio Bianchi has the right to purchase from MRV at a price of $25.25 during the period of "Exercisability", as hereinafter defined up to 10,000 shares of MRV Common Stock. The period of Exercisability shall commence on the date of the granting of this warrant and shall terminate five (5) years from the date thereof.

         2. The rights granted hereunder to Elio Bianchi may be assigned or transferred to any assignee or transferee approved by MRV provided that such assignee or transferee agrees to be bound by the provisions of this Warrant Agreement as indicated by their signature below.

In the event of any merger, consolidation or sale of substantially all of the assets of MRV as an entirety, Elio Bianchi shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which the Warrant might have been exercisable immediately prior to such merger, consolidation or sale of substantially all of the assets of MRV as an entirety.

The rights represented by this warrant may be exercised during the Exercisability period, at any time in whole or in part by the surrender of this Warrant with the Purchase Form at the end hereof properly executed, at the principal executive office of MRV, payment to MRV of the exercise price then in effect for the number of shares specified in the above-mentioned Purchase Form. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to Elio Bianchi within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised.

This warrant may be subdivided into smaller denominations as requested by the warrant holder.

MRV covenants and agrees that all shares of Common Stock which may be issued as part of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and no personal liability will attach to the holder thereof. MRV further covenants and agrees that, during the Exercisability period, MRV will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant.

The Warrant shall not entitle the Warrant holder to any voting rights or other rights as a shareholder of MRV.

The exercise price in effect at any time and the number and kind of securities purchasable upon the exercise of the warrant shall be subject to adjustment from time to time upon the happening of certain events as described below:

In case MRV shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the appropriate adjustments in the number and kind of such securities subject to this warrant shall be made and the exercise price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, or recapitalization shall be proportionately adjusted so that the holder of this warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of MRV Common Stock which, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation or recapitalization. Provided however no adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price.

Elio Bianchi acknowledges that the warrant and the shares underlying the Warrant of MRV Common Stock have not been registered with the Securities and Exchange Commission and that it is taking the shares for investment purposes in the event it exercises this Warrant and not with a view towards distribution. Upon exercise of this Warrant a legend to this effect will be placed upon the certificates.

This Agreement shall be governed by and in accordance with the laws of the State Of Delaware.

The undersigned acknowledges receipt of this warrant and agrees to be bound by the terms of this document and the Agreement to which it attaches.



                                          1/10/96
- -----------------------------          -----------------------
Noam Lotan                             Date
President & CEO

                                                                Corporate
                                                                Seal

                                          1/10/96
- -----------------------------          -----------------------
Dr Shlomo Margalit                     Date
Chairman of the Board

- ------------------------------------------------------------------------------

ASSIGNMENT

This warrant for the purchase of_________________ shares at $25.25 of MRV Communications, Inc. Common Stock is hereby assigned to:

- ------------------------------------------------------------------------------

Ciambelini and Associates:


- --------------------------------------------------         ---------------
Name                                         Title         Date


- --------------------------------------------------         ---------------
Name                                         Title         Date